UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2004

RADYNE COMSTREAM INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11685 (Commission File Number)	11-2569467 (IRS Employer Identification No.)

3138 East Elwood Street, Phoenix, Arizona (Address of principal executive offices)	85034 (Zip Code)

Registrant’s telephone number, including area code 602-437-9620

(Former name or former address if changed since last report)

Item 9.   REGULATION FD DISCLOSURE AND

Item 12. TRANSCRIPT OF CONFERENCE CALL

  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  For The 6 Months Ended June 30, 2004

     References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Radyne ComStream Inc. and consolidated subsidiaries.

     On July 28, 2004, we held a conference call discussing our financial results for the quarter ended June 30, 2004. A copy of the transcript is attached as exhibit 99.1 and is furnished pursuant to Item 12 of Form 8-K.

     The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Radyne ComStream Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radyne ComStream Inc. (Registrant)

Date: July 29, 2004	By:	/s/ Malcolm C. Persen

	Name:	Malcolm C. Persen

	Title:	Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Radyne ComStream Inc. transcript of conference call dated July 28, 2004

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